UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2012 (April 26, 2012)

Signature Group Holdings, Inc.

Nevada	001-08007	95-2815260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Blvd., Suite 1600 Sherman Oaks, CA	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2012, the Board of Directors (the “Board”) of Signature Group Holdings, Inc. (the “Company”) adopted Amended and Restated Bylaws (the “Bylaws”) to provide for (i) amendments to Article 2, Sections 2.10(c) and 2.12(b) of the Bylaws to establish procedures in the event an annual meeting of stockholders was not held by the Company in the previous year, and which will therefore apply to the Company’s 2012 annual meeting of stockholders (the “2012 Annual Meeting”), for (a) stockholders to submit to the Company nominations of individuals for election to the Board at an annual meeting of stockholders and (b) stockholders to submit proposals to be discussed and considered at an annual meetings of stockholders, and (ii) additional technical amendments in other sections of the Bylaws that, among other things, correct section references and references to governing law and make other non-substantive revisions.

Pursuant to the new procedures established in the Bylaws for director nominations in the event the Company does not hold an annual meeting of stockholders in the previous year, and which will therefore apply to the 2012 Annual Meeting, a stockholder who desires to nominate a director for election to the Board must provide the Company with written notice, which includes the required information set forth in Section 2.10 of the Bylaws, within ten (10) days of the Company’s public notice of such annual meeting. Similarly, pursuant to the new procedures established in the Bylaws for stockholder proposals in the event the Company does not hold an annual meeting of stockholders in the previous year, and which will therefore apply to the 2012 Annual Meeting, a stockholder who desires to submit a proposal to be discussed and considered at an annual meeting must provide such proposal, which satisfies the requirements of Section 2.12 of the Bylaws, to the Company within ten (10) days of its public notice of such annual meeting. Stockholders who wish to submit a proposal to be considered by the Company for inclusion in its proxy statement must submit such proposal to the Company in accordance with the Securities and Exchange Commission (“SEC”) proxy rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As discussed in Item 8.01 below, the Company is providing public notice of its 2012 Annual Meeting concurrent with the filing of this Current Report on Form 8-K.

The foregoing description of the Bylaws is qualified in its entirety by reference to the Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.

The Company is announcing today that it will hold its 2012 Annual Meeting on Tuesday, July 24, 2012 at the Bel-Air Bay Club in Pacific Palisades, California.

Pursuant to the new procedures established in the Bylaws for director nominations and stockholder proposals in the event the Company does not hold an annual meeting of stockholders in the previous year, stockholders who desire to (i) nominate an individual for election to the Board at the 2012 Annual Meeting, or (ii) submit a proposal to be discussed and considered at the 2012 Annual Meeting, must submit such nomination or proposal in accordance with Sections 2.10 and 2.12, respectively, of the Bylaws to the Company’s corporate secretary at the Company’s principal executive offices by no later than May 12, 2012.

The Company previously announced that stockholders who wish to include a proposal in the Proxy Statement pursuant to Rule 14a-8 of the Exchange Act had until January 27, 2012 to provide the appropriate information to the Company’s corporate secretary. The Company has extended such deadline to May 12, 2012.

Cautionary Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon current expectations and beliefs of the Company. The Company does not undertake to update or revise forward-looking statements in this news release to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made, except as required under applicable securities laws. No stock exchange or regulatory authority has approved or disapproved of the information contained herein.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the 2012 Annual Meeting. Signature will file a preliminary proxy statement and other documents regarding the 2012 Annual Meeting with the SEC and will provide a definitive proxy statement and a WHITE proxy card to the stockholders of record as of the close of business on May 28, 2012. BEFORE MAKING ANY VOTING DECISION, SIGNATURE’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN ITS ENTIRETY, WHEN IT BECOMES AVAILABLE, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSALS AND CERTAIN OTHER MATTERS TO BE CONSIDERED AT THE 2012 ANNUAL MEETING.

Investors will be able to obtain the proxy statement and other relevant materials, when they become available, free of charge at the SEC’s website (http://www.sec.gov). In addition, documents filed with the SEC by the Company, including the proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, are available free of charge from Signature, at the Company’s website (http://www.signaturegroupholdings.com) or upon written request directed to: Signature Group Holdings, Inc., Attn: Investor Relations, 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403.

Participants in the Solicitation

Signature and its directors, nominees, and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the matters to be considered at the 2012 Annual Meeting. Information regarding the names, affiliations, and direct or indirect interests (by security holdings or otherwise) of these persons are described in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011 filed by the Company with the SEC on March 30, 2012 and will be described in the Company’s definitive proxy statement to be filed with the SEC relating to its 2012 Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Signature Group Holdings, Inc., dated April 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: May 2, 2012	By:	/s/ David N. Brody
	Name:	David N. Brody
	Title:	Sr. Vice President, Counsel & Secretary

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